Exhibit 99.1

DESCRIPTION OF CAPITAL STOCK

The description below does not purport to be complete and is qualified in its entirety by reference to our amended and restated certificate of incorporation, as amended and restated on October 1, 2024 (as amended, the “Amended and Restated Certificate of Incorporation”), our Amended and Restated Bylaws, as in effect since October 1, 2024 (the “Amended and Restated Bylaws”) and each prospectus, prospectus supplement and indenture which may be filed with the U.S. Securities and Exchange Commission (“SEC”), as applicable, at or prior to the time of sale of the related security. If so indicated in the applicable prospectus supplement, the terms of any such security may differ from the terms set forth below. If there are differences between the prospectus supplement relating to a particular security and the applicable prospectus, the prospectus supplement controls. When used in this exhibit, the terms “BlackRock,” “we,” “our” and “us” refer solely to BlackRock, Inc. (formerly known as “BlackRock Funding, Inc”) and not to its subsidiaries. We urge you to read our Amended and Restated Certificate of Incorporation, our Amended and Restated Bylaws and each prospectus, prospectus supplement and indenture applicable to the related security in their entirety.

General

Our Amended and Restated Certificate of Incorporation provides that we are authorized to issue one billion shares of capital stock, consisting of 500,000,000 shares of common stock, par value $0.01 per share, and 500,000,000 shares of preferred stock, par value $0.01 per share.

As of October 1, 2024, we had 154,861,988 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding.

Preferred Stock

General. The board of directors is authorized to provide for the issuance of shares of preferred stock in one or more classes or series, to establish from time to time the number of shares to be included in such class or series, and to fix the designations, voting powers (if any), privileges, preferences and relative, participating, optional or other special rights of the shares of each such class or series and the qualifications, limitations and restrictions thereon. The authority of the board of directors with respect to each class or series shall include, but not be limited to, determination of the following:

•	the designation of the class or series, which may be by distinguishing number, letter or title;

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the number of shares of the class or series, which number the board of directors may thereafter (except where otherwise provided) increase or decrease (but not below the number of shares thereof then outstanding) in the manner permitted by law;

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the rate of any dividends (or method of determining the dividends) payable to the holders of the shares of such class or series, any conditions upon which such dividends are payable, the form of payment thereof (whether cash, our securities, securities of another person or other assets) and the date or dates or the method for determining the date or dates upon which such dividends shall be payable;

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whether dividends, if any, shall be cumulative or non-cumulative and, in the case of shares of any class or series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such class or series cumulates;

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if the shares of such class or series may be redeemed by us, the price or prices (or method of determining such price or prices) at which, the form of payment of such price or prices (which may be cash, property or rights, including our securities or of another corporation or other entity) for which, the period or periods within which and the other terms and conditions upon which the shares of such class or series may be redeemed, in whole or in part, at our option or at the option of the holder or holders thereof or upon the happening of a specified event or events, if any, including our obligation, if any, to purchase or redeem shares of such class or series pursuant to a sinking fund or otherwise;

•	the amount payable out of our assets to the holders of shares of the class or series in the event of any voluntary or involuntary liquidation, dissolution or winding up of our affairs;

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provisions, if any, for the conversion or exchange of the shares of such class or series, at any time or times, at the option of the holder or holder thereof or at our option or upon the happening of a specified event or events, into shares of any other class or classes or any other series of the same class of our capital stock or into any other security of ours, or into the stock or other securities of any other corporation or other entity, and the price or prices or rate or rates of conversion or exchange and any adjustments applicable thereto, and all other terms and conditions upon which each conversion or exchange may be made;

•	restrictions on the issuance of shares of the same class or series or of any other class or series of our capital stock, if any; and

•	the voting rights and powers, if any, of the holders of shares of the class or series.

Unless otherwise specifically set forth in the certificate of designations, and summarized in the applicable prospectus supplement, if any, relating to a series of preferred stock, all shares of preferred stock are of equal rank, preference and priority as to dividends; when the stated dividends are not paid in full, the shares of all series of the preferred stock share ratably in any payment thereof; and upon liquidation, dissolution or winding up, if assets are insufficient to pay in full all preferred stock, then such assets shall be distributed among the holders ratably.

Since we are a holding company, our right, and hence the right of our creditors and securityholders, to participate in any distribution of assets of any subsidiary upon its liquidation or reorganization or otherwise is necessarily subject to the prior claims of creditors of our subsidiaries, except to the extent that our claims as a creditor of the subsidiary may be recognized.

Redemption. We have such rights, if any, to redeem shares of preferred stock, and the holders of preferred stock have such rights, if any, to cause us to redeem shares of preferred stock, as may be set forth in the certificate of designations, and summarized in the prospectus supplement, relating to a series of preferred stock.

Conversion or Exchange. The holders of preferred stock will have such rights, if any, to convert such shares into or to exchange such shares for, shares of any other class or classes, or of any other series of any class, of our capital stock and/or any other property or cash, as may be set forth in the certificate of designations, and summarized in the prospectus supplement, relating to a series of preferred stock.

Miscellaneous. The holders of preferred stock, including any preferred stock issued in connection with the applicable prospectus, do not have any preemptive rights to purchase or subscribe for any shares of any class or other securities of any type of ours. When issued, the preferred stock is fully paid and nonassessable. The certificate of designations setting forth the provisions of each series of preferred stock became effective after the date of the applicable prospectus but on or before issuance of the related series of preferred stock.

Common Stock

The following description of certain rights of our common stock does not purport to be complete and is qualified in its entirety by reference to our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws.

Voting Rights. The holders of common stock are entitled to one vote for each share on all matters submitted to a vote of stockholders.

Dividends and Liquidation Rights. Subject to the preferential rights of any outstanding series of preferred stock created by our board of directors from time to time, the holders of common stock are entitled to such dividends as may be declared from time to time by our board of directors from funds available therefor, and, upon liquidation, holders of common stock are entitled to share pro rata in any distribution of our assets after payment, or providing for the payment of, our liabilities.

Miscellaneous. The outstanding shares of our common stock, are fully paid and nonassessable. Our common stock has no preemptive or conversion rights and there are no redemption or sinking fund provisions applicable thereto.

Listing: Our common stock is listed on the New York Stock Exchange under the ticker symbol “BLK.”

The transfer agent and registrar for our common stock is Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, telephone (800) 903-8567.

Anti-Takeover Considerations

The Delaware General Corporation Law, our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws contain provisions which could serve to discourage or to make more difficult a change in control of us without the support of our board of directors or without meeting various other conditions.

Extraordinary Corporate Transactions

Delaware law provides that the holders of a majority of the shares entitled to vote must approve any fundamental corporate transactions such as mergers, sales of all or substantially all of a corporation’s assets, dissolutions, etc.

State Takeover Legislation

Section 203 of the Delaware General Corporation Law, in general, prohibits a business combination between a corporation and an interested stockholder within three years of the time such stockholder became an interested stockholder, unless (a) prior to such time, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder, (b) upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, exclusive of shares owned by directors who are also officers and by certain employee stock plans or (c) at or subsequent to such time, the business combination is approved by the board of directors and authorized by the affirmative vote at a stockholders’ meeting, and not by written consent, of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. The restrictions of Section 203 of the Delaware General Corporation Law do not apply to certain business combinations or to corporations that have elected, in the manner provided therein, not to be subject to Section 203 of the Delaware General Corporation Law or, with certain exceptions, which do not have a class of voting stock that is listed on a national securities exchange or held of record by more than 2,000 stockholders. We have elected to be governed by Section 203 of the Delaware General Corporation Law.

Rights of Dissenting Stockholders

Delaware law does not afford appraisal rights in a merger transaction to holders of shares that are either listed on a national securities exchange or held of record by more than 2,000 stockholders, provided that such shares are converted into stock of the surviving corporation or another corporation, which corporation in either case must also be listed on a national securities exchange or held of record by more than 2,000 stockholders. In addition, Delaware law denies appraisal rights to stockholders of the surviving corporation in a merger if the surviving corporation’s stockholders were not required to approve the merger.

Stockholder Action

Delaware law provides that, unless otherwise stated in the Amended and Restated Certificate of Incorporation, any action which may be taken at an annual meeting or special meeting of stockholders may be taken without a meeting, if a consent in writing is signed by the holders of the outstanding stock having the minimum number of votes necessary to authorize the action at a meeting of stockholders. Our Amended and Restated Certificate of Incorporation provides that stockholders may take action by written consent if such action has been approved in advance by the majority vote of our board of directors.

Meetings of Stockholders

Our Amended and Restated Certificate of Incorporation provides that special meetings of the stockholders may be called at any time by the chairman of the board of directors, the president, a majority of the board of directors, any committee of the board of directors that has the power to call such meetings, or the chairman of the board of directors, the president or the corporate secretary upon a written request of one or more record holders of shares of our stock representing ownership of not less than 15 percent of the voting power of all outstanding shares of our stock, which request complies with the procedures for calling a special meeting of stockholders as set forth in our Amended and Restated Bylaws, as they may be further amended from time to time.

Cumulative Voting

Delaware law permits stockholders to cumulate their votes and either cast them for one candidate or distribute them among two or more candidates in the election of directors only if expressly authorized in a corporation’s certificate of incorporation. Our Amended and Restated Certificate of Incorporation does not authorize cumulative voting.

Removal of Directors

Delaware law provides that, except in the case of a classified board of directors or where cumulative voting applies, a director, or the entire board of directors, of a corporation may be removed, with or without cause, by the affirmative vote of a majority of the shares of the corporation entitled to vote at an election of directors.

Our Amended and Restated Certificate of Incorporation provides that any or all of the directors may be removed, with or without cause, by the holders of a majority of the votes of capital stock then entitled to vote in the election of directors at a meeting of stockholders called for that purpose.

Vacancies

Delaware law provides that vacancies and newly created directorships resulting from a resignation or any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, unless the governing documents of a corporation provide otherwise.

Our Amended and Restated Bylaws provide that newly created directorships resulting from an increase in the number of directors and vacancies occurring in the board of directors for any reason, may be filled by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director or by the stockholders if the vacancy resulted from the action of stockholders.

No Preemptive Rights

Holders of common stock do not have any preemptive rights to subscribe for any additional shares of capital stock or other obligations convertible into or exercisable for shares of capital stock that we may issue in the future.

Board Term

Our directors are elected annually for terms of one year.

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